POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Merit Advisors Investment Trust (the "Trust"), a Delaware statutory trust, hereby appoints Emile R. Molineaux and/or Kevin Wolf, with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all amendments to the Trust's registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration  statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over  the  offer and sale of shares of beneficial interests of the Trust (including, without limitation,  regulatory authorities in any and all states in which shares of any series of the Trust are  sold), any such amendment or registration  statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the  registration statement, as well as any and all exhibits and other documents  necessary or desirable to the amendment or supplement process.  Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 27th day of April 2005.

__________________________                    __/s/ L. Merill Bryan_______________

Witness                                                            L. Merill Bryan, Trustee

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POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Merit Advisors Investment Trust (the  "Trust "), a Delaware statutory trust, hereby appoints Emile R. Molineaux and/or Kevin Wolf, with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all amendments to the Trust's registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration  statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares of beneficial interests of the Trust (including, without limitation,  regulatory authorities in any and all states in which shares of any  series  of the Trust are  sold), any such amendment or registration  statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the registration statement,  as well as any and all exhibits and other  documents  necessary or desirable to the amendment or supplement  process.  Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

          IN WITNESS WHEREOF, the undersigned has executed this instrument on this 27th day of April 2005.

______________________                            _/s/ Anthony J. Hertl_________________

Witness                                                            Anthony J. Hertl, Trustee

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POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Merit Advisors Investment Trust (the "Trust"), a Delaware statutory trust, hereby appoints Emile R. Molineaux and/or Kevin Wolf, with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all amendments to the Trust's registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration statements on Form N-14, and to file with the U.S. Securities and Exchange  Commission and any other regulatory  authority having jurisdiction over  the  offer and sale of shares of beneficial  interests of the Trust (including, without limitation,  regulatory authorities in any and all states in which  shares  of any  series  of the Trust are  sold), any such amendment or registration  statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the  registration statement, as well as any and all  exhibits  and other  documents  necessary or desirable to the amendment or supplement  process.  Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

     IN WITNESS WHEREOF, the undersigned has executed this instrument on this 27th day of April 2005.

_______________________                          __/s/ Gary Lanzen___________________

Witness                                                            Gary Lanzen, Trustee

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POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or trustee of the Merit Advisors Investment Trust (the "Trust"), a Delaware statutory trust, hereby appoints Emile R. Molineaux and/or Kevin Wolf, with full power of substitution, his true and lawful attorney to execute in his name, place and stead and on his behalf any and all amendments to the Trust's registration statement on Form N-1A under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, as well as any and all registration  statements on Form N-14, and to file with the U.S. Securities and Exchange Commission and any other regulatory  authority having jurisdiction over  the  offer and  sale of shares of beneficial interests of the Trust (including, without limitation,  regulatory authorities in any and all states in which  shares  of any  series  of the Trust are  sold), any such amendment or registration statement and any and all supplements thereto or to any prospectus or statement of additional information forming a part of the  registration statement, as well as any and all exhibits and other documents  necessary or desirable to the amendment or supplement  process.  Said attorneys, and each of them, shall have full power and authority, with full power of substitution, to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises in any and all capacities authorized by the Board of Trustees for such persons to provide or perform with respect to the Trust, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of such attorneys.

IN WITNESS WHEREOF, the undersigned has executed this instrument on this 27th day of April 2005.

_________________________                      ___/s/ Michael Miola__________________

Witness                                                            Michael Miola, Trustee,

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